Exhibit 99.1

David Long CEO of Orangetheory Fitness Joins Jupiter Wellness Advisory Board

David Long served on GBB Drink Lab’s Advisory Board, guiding the development and marketing of the world’s first rapid alcohol detox drink

JUPITER, FL – July 31, 2023 — Jupiter Wellness, Inc. (Nasdaq: JUPW), a diversified company that supports health and wellness, today announced the appointment of David Long to its Advisory Board. He previously served on the Advisory Board of GBB Drink Lab, creator of Safety Shot, the world’s first rapid blood alcohol detoxification drink recently acquired by Jupiter Wellness.

As Co-Founder and CEO of Orangetheory Fitness, David has led the franchise’s rapid growth in the fitness space, opening more than 1,500 studios in 24 countries in the last 10 years and helping the fitness giant exceed $1 billion in revenues. Dave has led the brand through countless pivotal achievements, including the launch of two apps, creating a proprietary heart rate monitor with strategically chosen partners and signing celebrity brand ambassadors. With a strong passion for franchising and empowering business owners, David has been instrumental at the early stages of several successful franchise brands including Massage Envy, European Wax Center and launching his wildly successful fitness concept, Orangetheory Fitness.

“Safety Shot is set to change the paradigm on wellness by helping people to more rapidly hydrate and process alcohol consumption. I’m pleased to support the launch of this exceptional product through a Nasdaq-listed publicly traded company,” David Long stated.

“We welcome David to our Advisory Board as he joins several key members of the Safety Shot development team who are now with Jupiter as C-level executives, advisors and boards members. David’s track record in building a billion dollar business in the fitness and wellness industry will be a great asset to Jupiter,” stated Jupiter Wellness CEO Brian John.

About Jupiter Wellness

Jupiter Wellness is a diversified company that supports health and wellness by researching and developing over-the-counter (OTC) products and intellectual property. The Company’s product pipeline addresses a range of conditions, including hair loss, psoriasis, and vitiligo. Revenue is generated through the sales of OTC and consumer products and licensing royalties.

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Forward Looking Statements

This communication contains forward-looking statements regarding Jupiter Wellness, including, the anticipated timing of studies and the results and benefits thereof. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the Company’s current plans, objectives, estimates, expectations, and intentions and inherently involve significant risks and uncertainties, many of which are beyond Jupiter Wellness’ control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties and other risks and uncertainties affecting Jupiter Wellness and, including those described from time to time under the caption “Risk Factors” and elsewhere in Jupiter Wellness’ Securities and Exchange Commission (SEC) filings and reports, including Jupiter Wellness’ Annual Report on Form 10-K for the year ended December 31, 2023 and future filings and reports by Jupiter Wellness. Moreover, other risks and uncertainties of which the combined company is not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Investors are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events at such dates, even if they are subsequently made available by Jupiter Wellness on its website or otherwise. Jupiter Wellness undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Jupiter Wellness Media Contact:

Phone: 561-244-7100
Email: info@JupiterWellness.com

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